                                                                   Exhibit 24.01


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1998.


                                       /s/ C. Michael Armstrong
                                       ------------------------------------
                                       C. Michael Armstrong
                                       Chairman of the Board and Director

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )


     On the 20th day of February, 1998, personally appeared before me C. Michael Armstrong, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 20th day of February 1998.


                                       /s/ Janet M. Kirpan
                                       Janet M. Kirpan
                                       Notary Public

                                                                   Exhibit 24.01


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1998.


                                       /s/ Kenneth T. Derr
                                       ----------------------------
                                       Kenneth T. Derr
                                       Director

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )



     On the 26th day of February, 1998, personally appeared before me Kenneth T. Derr, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 26th day of February 1998.


                                       /s/ Janet M. Kirpan
                                       Janet M. Kirpan
                                       Notary Public

                                                                   Exhibit 24.01




                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1998.


                                       /s/ M. Kathryn Eickhoff
                                       --------------------------------
                                       M. Kathryn Eickhoff
                                       Director

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )


     On the 26th day of February, 1998, personally appeared before me M. Kathryn Eickhoff, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that she executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 26th day of February 1998.


                                       /s/ Janet M. Kirpan
                                       Janet M. Kirpan
                                       Notary Public

                                                                   Exhibit 24.01



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of February, 1998.


                                       /s/ Walter Y. Elisha
                                       ---------------------------------
                                       Walter Y. Elisha
                                       Director

STATE OF South Carolina  )
                         )  ss.
COUNTY OF York           )


     On the 19th day of February, 1998, personally appeared before me Walter Y. Elisha, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 19th day of February 1998.


                                       /s/ Patricia M. Kimbrell
                                       Patricia M. Kimbrell
                                       Notary Public

                                                                   Exhibit 24.01

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February, 1998.


                                                 /s/ George M. C. Fisher
                                                 -------------------------------
                                                 George M. C. Fisher
                                                 Director

STATE OF New York  )
                   )  ss.
COUNTY OF Monroe   )


     On the 22nd day of February, 1998, personally appeared before me George M.
C. Fisher, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 22nd day of February 1998.


                                               /s/ Karen J. Bruno
                                               Karen J. Bruno
                                               Notary Public

                                                                   Exhibit 24.01

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1998.


                                             /s/ Donald V. Fites
                                             -----------------------------------
                                             Donald V. Fites
                                             Director

STATE OF Illinois  )
                   )  ss.
COUNTY OF Peoria   )


     On the 20th day of February, 1998, personally appeared before me Donald V. Fites, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 20th day of February 1998.


                                         /s/ Sara L. Malmberg
                                         Sara L. Malmberg
                                         Notary Public

                                                                   Exhibit 24.01

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Ralph S. Larsen
                                                --------------------------------
                                                Ralph S. Larsen
                                                Director

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )


     On the 26th day of February, 1998, personally appeared before me Ralph S. Larsen, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 26th day of February 1998.


                                            /s/ Janet M. Kirpan
                                            Janet M. Kirpan
                                            Notary Public

                                                                   Exhibit 24.01

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS, M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1998.


                                                /s/ Donald F. McHenry
                                                --------------------------------
                                                Donald F. McHenry
                                                Director

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )



     On the 26th day of February, 1998, personally appeared before me Donald F. McHenry, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 26th day of February 1998.


                                                  /s/ Janet M. Kirpan
                                                  Janet M. Kirpan
                                                  Notary Public

                                                                   Exhibit 24.01

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1998.


                                            /s/ Daniel E. Somers
                                            ------------------------------------
                                            Daniel E. Somers
                                            Senior Vice President and
                                            Chief Financial Officer

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )


     On the 20th day of February, 1998, personally appeared before me Daniel E. Somers, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

     WITNESS my hand and official seal this 20th day of February 1998.


                                               /s/ Janet Kirpan
                                               Janet Kirpan
                                               Notary Public

                                                                   Exhibit 24.01


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS,
M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1998.


                                       /s/ Michael I. Sovern
                                       -------------------------
                                       Michael I. Sovern
                                       Director

STATE OF  New Jersey  )
                      )  ss.
COUNTY OF  Somerset   )


  On the 26th day of February, 1998, personally appeared before me Michael I. Sovern, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of February 1998.


                                         /s/ Janet M. Kirpan
                                         Janet M. Kirpan
                                         Notary Public

                                                                   Exhibit 24.01


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

  WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS and M. J. WASSER and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1998.

                                         /s/ Maureen Tart
                                         ----------------------------------
                                         Maureen Tart
                                         Vice President and Controller

STATE OF  New Jersey  )
                      )  ss.
COUNTY OF  Somerset   )


  On the 26th day of February, 1998, personally appeared before me Maureen Tart, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that she executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 26th day of February 1998.


                                        /s/ Janet M. Kirpan
                                        Janet M. Kirpan
                                        Notary Public

                                                                   Exhibit 24.01


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

  WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS,
M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February, 1998.

                                             /s/ Thomas H. Wyman
                                             -----------------------------
                                             Thomas H. Wyman
                                             Director

STATE OF New Jersey   )
                      )  ss.
COUNTY OF Somerset    )


  On the 20th day of February, 1998, personally appeared before me Thomas H. Wyman, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 20th day of February 1998.


                                            /s/ Janet M. Kirpan
                                            Janet M. Kirpan
                                            Notary Public

                                                                   Exhibit 24.01



                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 with respect to common shares to be used in connection with the merger of a wholly owned subsidiary of the Company with Teleport Communications Group, Inc.; and

  WHEREAS, the undersigned is both a director and officer of the Company, as indicated below his signature:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints D. E. SOMERS,
M. B. TART and M. J. WASSER and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and officer of the Company, to execute and file any such registration statement, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of February, 1998.

                                        /s/ John D. Zeglis
                                        ----------------------------------
                                        John D. Zeglis
                                        President and Director

STATE OF New Jersey  )
                     )  ss.
COUNTY OF Somerset   )


  On the 21st day of February, 1998, personally appeared before me John D. Zeglis, to me known, and known to me to be the person described in and who executed the foregoing instrument and duly acknowledged that he executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 21st day of February 1998.


                                           /s/ Janet M. Kirpan
                                           Janet M. Kirpan
                                           Notary Public